UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 25, 2023

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway Suite 560 Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(631) 537-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Dime Community Bancshares, Inc. (the "Company") held its annual meeting of shareholders on May 25, 2023 (the “Meeting”).  At the close of business on the record date of the Meeting, there were a total of 38,804,361 shares of common stock outstanding and entitled to vote at the Meeting.  At the Meeting, 32,893,728 shares of common stock were represented, therefore, a quorum was present.  Four proposals were presented and voted on.  The proposals are described in detail in the Company’s definitive proxy statement filed on April 13, 2023 with the Securities and Exchange Commission.  Set forth below are the final results for all proposals.

1. The following nominees received the requisite plurality of votes cast at the Meeting, as indicated below, and were therefore elected as directors to serve for a term to expire at the Company's Annual Meeting of Shareholders to be held in 2024 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Paul M. Aguggia	27,793,506	622,666	4,477,556
Rosemarie Chen	27,290,046	1,126,126	4,477,556
Michael P. Devine	25,655,514	2,760,658	4,477,556
Marcia Z. Hefter	27,275,484	1,140,688	4,477,556
Matthew A. Lindenbaum	27,047,077	1,369,095	4,477,556
Kenneth J. Mahon	27,002,668	1,413,504	4,477,556
Albert E. McCoy, Jr.	27,108,470	1,307,702	4,477,556
Raymond A. Nielsen	27,626,976	789,196	4,477,556
Kevin M. O’Connor	27,275,746	1,140,426	4,477,556
Joseph J. Perry	25,995,018	2,421,154	4,477,556
Kevin Stein	27,318,365	1,097,807	4,477,556
Dennis A. Suskind	22,796,948	5,619,224	4,477,556

2.  The ratification of the appointment of Crowe LLP to act as the independent registered public accounting firm for the Company for the year ending December 31, 2023 was approved by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
32,716,165	156,941	20,622	-0-

 3.  The compensation of the Company's named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders, was approved on a non-binding, advisory basis by the requisite majority of the votes cast by shareholders, as indicated below:

For	Against	Abstain	Broker Non-Votes
22,801,344	5,551,045	63,783	4,477,556

4.  An annual non-binding, advisory vote on the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis by shareholders, as indicated below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
25,200,688	62,813	3,114,532	38,139	4,477,556

In light of such vote, the Company has determined to hold a non-binding, advisory vote on the compensation of its named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ Patricia M. Schaubeck
Patricia M. Schaubeck, Executive Vice President & General Counsel

Dated:  May 30, 2023